                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT


                     Pursuant To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 7, 1995
                                                 ----------------



                                KCS Energy, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                    1-11698                     22-2889587
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


379 Thornall Street, Edison, New Jersey                               08837
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (908) 632-1770
   --------------------------------------------------------------------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         The undersigned registrant, KCS Energy, Inc. ("KCS Energy") or ("Registrant"), hereby amends Item 7. "Financial Statements, Pro Forma Financial Information and Exhibits" of its Current Report on Form 8-K, dated December 7, 1995, filed December 22, 1995 as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Pro forma financial information

         Attached hereto as Schedule A are the Unaudited Pro Forma Condensed Statement of Consolidated Income of KCS Energy, Inc. and Subsidiaries, for the year ended September 30, 1995, the Unaudited Pro Forma Consolidated Balance Sheet of KCS Energy, Inc. and Subsidiaries, as of September 30, 1995, and the related notes thereto, to show the pro forma effects of KCS Energy, Inc.'s acquisition of the oil and gas properties of Natural Gas Processing Co. (the "Rocky Mountain Acquisition") and its recently acquired oil and gas reserves in the northern and southern Niagaran Reef trend in Michigan (the "Michigan Acquisition").

         (c) Exhibits. *

2.1 Purchase and Sale Agreement dated as of November 30, 1995 between the Company and Hawkins Oil of Michigan, Inc. (formerly Savoy Oil & Gas, Inc.)

2.2      Conveyance of Production Payment dated as of November 30, 1995

2.3      Production and Delivery Agreement dated as of November 30, 1995

2.4      Option Agreement dated as of November 30, 1995

2.5      Drilling Participation Agreement dated December 7, 1995

2.6      Assignment and Bill of Sale (Working Interests)

         *Incorporated by reference to Exhibits 2.1 through 2.6 to Registrant's Current Report on Form 8-K, dated December 7, 1995 and filed December 22, 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KCS Energy, Inc.

Dated: January 19, 1996                      By: /s/ Henry A. Jurand
                                                 ------------------------------
                                                     Henry A. Jurand, Secretary

                                   SCHEDULE A

                        PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma financial information is derived from the historical financial statements of the Company incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1995.

         The unaudited Pro Forma Condensed Statement of Consolidated Income for the year ended September 30, 1995 reflects the Rocky Mountain and Michigan Acquisitions as if such transactions had occurred on October 1, 1994. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1995 reflects the Rocky Mountain and Michigan Acquisitions as if such transactions had occurred on September 30, 1995. The unaudited pro forma financial data should be read in conjunction with the notes thereto and the Registrant's Annual Report of Form 10-K for the fiscal year ended September 30, 1995, which is incorporated by reference.

         The unaudited pro forma financial data do not purport to be indicative of the financial position or results of operations that would actually have occurred if the transactions described had occurred as presented in such statements or that may be obtained in the future. In addition, future results may vary significantly from the results reflected in such statements due to normal crude oil and natural gas production declines, changes in prices received for crude oil and natural gas, future acquisitions and dispositions of reserves, changes in estimates of reserves and of the future net revenues therefrom and other factors.

                       KCS ENERGY, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1995
            (UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                        Pro Forma Adjustments
                                                                              ------------------------------------------
                                                                                  Rocky                              Pro Forma
                                                             Historical          Mountain             Michigan        Combined
                                                          ----------------------------------------------------------------------
Revenue.................................................  $   423,580        $    7,534            $     8,231      $   439,345
Operating costs and expenses
     Cost of gas sales..................................      330,600                                                   330,600
     Other operating and administrative
         expenses.......................................       18,173             3,957                    605           23,515
                                                                                    780(b)
Depreciation, depletion and amortization................       36,858             2,546(c)               2,782(c)        42,186
                                                          ----------------------------------------------------------------------
     Operating costs and expenses.......................      385,631             7,283                  3,387          396,301
                                                          ----------------------------------------------------------------------
     Operating income...................................       37,949               251                  4,844           43,044
Interest and other income, net..........................        2,419                                                     2,419
Interest expense........................................       (6,036)           (2,541)(d)             (2,387)(d)      (10,964)
                                                          ----------------------------------------------------------------------
Income (loss) before income taxes  (benefit)............       34,332            (2,290)                 2,457           34,499
Federal and state income taxes (benefit)................       11,555              (802)(e)                860(e)        11,613
                                                          ----------------------------------------------------------------------
          Net income (loss).............................  $    22,777        $   (1,488)           $     1,597      $    22,886
                                                          =====================================================================
Earnings per share of common stock and
    common stock equivalents............................  $      1.94        $    (0.13)           $      0.14      $      1.95
                                                          =====================================================================
Average shares of common stock and
 common stock equivalents outstanding...................   11,759,372        11,759,372             11,759,372       11,759,372


     See accompanying notes to pro forma consolidated financial statements.

                        KCS ENERGY, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                              Pro Forma Adjustments
                                                                              ---------------------------
                                                                                Rocky                         Pro Forma
                                                                Historical     Mountain       Michigan        Combined
                                                                -------------------------------------------------------
                      ASSETS
Current assets
   Cash and cash equivalents                                    $   4,187                                     $  4,187
   Trade accounts receivable, net                                  44,094                                       44,094
   Fuel inventories                                                 1,206                                        1,206
   Federal income taxes receivable                                    296                                          296
   Other current assets                                             5,586       (2,300)(f)                       3,286
                                                                ------------------------------------------------------
          Current assets                                           55,369       (2,300)                         53,069
                                                                ------------------------------------------------------
Property, plant and equipment, net
   Oil and gas properties, full cost
    method, net                                                   146,130       28,700(f)       31,000(f)      205,830
   Natural gas transportation systems, net                         18,897        2,000(f)                       20,897
   Other property, plant and equipment, net                         1,500        1,300(f)                        2,800
                                                                ------------------------------------------------------
          Property, plant and equipment, net                      166,527       32,000          31,000         229,527
                                                                ------------------------------------------------------
Other assets
   Long-term receivable                                            46,182                                       46,182
   Investments and other assets                                     3,904                                        3,904
                                                                ------------------------------------------------------
          Other assets                                             50,086                                       50,086
                                                                ------------------------------------------------------
                                                                $ 271,982     $ 29,700        $ 31,000        $332,682
                                                                ======================================================
    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable                                             $  54,362                                     $ 54,362
   Accrued liabilities                                              3,752                                        3,752
                                                                ------------------------------------------------------
          Current liabilities                                      58,114                                       58,114
                                                                ------------------------------------------------------
Deferred credits and other liabilities                             27,443                                       27,443
Long-term debt                                                     90,800       29,700(g)       31,000(g)      151,500
Stockholders' equity
   Preferred Stock; authorized 5,000,000
    shares, none issued
   Common Stock, par value $0.01 per
    share; authorized 50,000,000 shares,
    issued 12,379,058                                                 124                                          124
   Additional paid-in capital                                      24,240                                       24,240
   Retained earnings                                               74,533                                       74,533
   Less treasury stock, 892,748 shares, at cost                    (3,272)                                      (3,272)
                                                                ------------------------------------------------------
          Total stockholders' equity                               95,625                                       95,625
                                                                ------------------------------------------------------
                                                                $ 271,982     $ 29,700        $ 31,000        $332,682
                                                                ======================================================

See accompanying notes to pro forma condensed consolidated financial statements.

                        KCS ENERGY, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

         The accompanying pro forma financial statements of the Company have been prepared to reflect certain adjustments to the historical consolidated financial statements of the Company incorporated by reference to the Registrant's Annual Report of Form 10-K for the fiscal year ended September 30, 1995.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME:

         a. Pro forma revenue for the volumetric production payment acquired in the Michigan Acquisition was calculated using the scheduled volumes to be delivered in the first year of the volumetric production payment agreement and the prices that would have been in effect during the pro forma period presented.

         b. Adjustment to reflect general and administrative expenses associated with the Rocky Mountain properties.

         c. Adjustment to reflect additional depreciation, depletion and amortization expense calculated using the future gross revenue method after giving effect to the Rocky Mountain and Michigan Acquisitions.

         d. Adjustment to reflect incremental interest expense on additional borrowings made to fund the Rocky Mountain and Michigan Acquisitions calculated using the rates that would have been in effect under the borrowing facility used to finance the acquisition.

         e. Adjustment to the provision for income taxes related to the above adjustments.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

         f. Adjustments to record the adjusted purchase price of the assets acquired in the respective acquisitions as indicated, net of a $3.3 million deposit on the Rocky Mountain Acquisition made prior to September 30, 1995.

         g. Adjustment to reflect additional borrowings made to fund the respective acquisitions as indicated.